UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-24010

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Hamilton Lane Private Secondary Fund
(Exact name of registrant as specified in charter)

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110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428-2053
(Address of principal executive offices) (Zip code)

Andrew Schardt
Hamilton Lane Advisors, L.L.C.
110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428-2053
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (610) 617-5724

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.    REPORTS TO STOCKHOLDERS.

1.(a)     The Report to Shareholders is attached herewith.

Hamilton Lane Private Secondary Fund

Consolidated Financial Statements

For the Year Ended March 31, 2026

Hamilton Lane Private Secondary Fund
Table of Contents For the Year Ended March 31, 2026
Management’s Discussion of Fund Performance (Unaudited)	2-3
Fund Performance (Unaudited)	4-5
Report of Independent Registered Public Accounting Firm	6
Consolidated Schedule of Investments	7-13
Consolidated Statement of Assets and Liabilities	14
Consolidated Statement of Operations	15
Consolidated Statements of Changes in Net Assets	16-17
Consolidated Statement of Cash Flows	18
Consolidated Financial Highlights	19-21
Consolidated Notes to Financial Statements	22-35
Fund Information (Unaudited)	36-39
Privacy Notice (Unaudited)	40-41

Hamilton Lane Private Secondary Fund
Management’s Discussion of Fund Performance (Unaudited) March 31, 2026

Hamilton Lane Advisors, L.L.C. (the “Adviser” or “Hamilton Lane”) launched the Hamilton Lane Private Secondary Fund (“PSF” or the “Fund”) with a goal towards long-term outperformance of the public markets with decreased observed volatility. This historical trend in private markets is generated through shareholder alignment on long-term strategic initiatives, informational and resource advantages, and reputable operators among leading general partners. As of March 31, 2026, the Fund is composed of 38 investments in over 1,900 underlying companies. These investments are managed by 54 unique sponsors with proven value-creation strategies and are tactically weighted across geography and sector.

Performance of the Fund

For the fiscal year ended March 31, 2026, the Fund Class I (XHSIX) returns were 33.85%, Class R (XHSRX) were 32.17%, and Class Y (XHSYX) were 34.00%. PSF has seen strong performance broadly across the portfolio.

The Fund is focused on secondary investments, diversified across sector and strategy. Geographically, the Fund is tactically overweight to North America at approximately 53% of net asset value given our view that there is a more positive economic outlook in the U.S. than in some global markets. The Fund is also overweight in buyout investments, at 81%. We view this part of the market as steadier and more attractive than other strategies in the long-term.

Themes in the Portfolio

The Fund invests in secondary positions in both large, diversified portfolios and single assets, primarily in North America and Western Europe, diversified across sectors. We are pleased with the current composition of the portfolio and will continue to invest in accordance with our strategic objectives.

The Fund has leaned into lower-middle-market buyout funds and companies, where we have prioritized quality and attractive inflection points to help generate long-term performance in the portfolio. The Fund is well diversified across investment type; slightly weighted towards limited partnership interest deals as of March 31, 2026 at 74%, but our approach remains flexible across the deal type landscape and we will continue to have a balanced approach within the portfolio.

Hamilton Lane screened over $369B+ of secondary deal flow in 2025, 33% higher than the record $270B screened in 2024. Total secondary market volume set a staggering record of $240B in 2025, surpassing the previous record of $162B set in 2024. Despite the exceptional growth, the market remains undercapitalized. Established secondary investors with strong general partner networks are best positioned to capitalize on the supply/demand imbalance.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and, if available, the summary prospectus contain this and other information about the Fund. You may obtain a prospectus and, if available, a summary prospectus by calling (888) 882-8212 or visit our website at www.hamiltonlane.com/psf. Please read the prospectus or summary prospectus carefully before investing.

The Fund operates as a continuously offered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

An investment in the Fund is generally subject to market risk, including the loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund.

Some of the principal risks of the Fund include, risks in investments in portfolio funds, taxation, failure to qualify as a regulated investment company, prepayment risk, inflation and interest risks, business and structure related risks, management related risks, closed-end fund, temporary investments, cybersecurity risk. The Fund may engage in the use of leverage, derivative instruments, hedging, and other speculative investment practices that may accelerate losses. For a complete description of the Fund’s principal investment risks, please refer to the prospectus.

The Fund is not a liquid investment.    No shareholder will have the right to require the Fund to redeem its shares (“Shares”). The Fund from time to time intends to offer to repurchase Shares pursuant to written tenders by the shareholders. The Adviser anticipates recommending to the Fund’s Board of Trustees (the “Board”) that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets. The Adviser

Hamilton Lane Private Secondary Fund
Management’s Discussion of Fund Performance (Unaudited) March 31, 2026 (Continued)

currently expects to recommend to the Board that the Fund conducts its first tender offer following the second full quarter after the effective date of the Fund’s registration (or earlier or later date as the Board may determine) and thereafter quarterly. Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. There can be no assurance that the Fund will conduct tender offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

In determining whether the Fund should offer to repurchase Shares from shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Valuation of the Fund’s Interests in private funds, holding vehicles or other investment vehicles (“Portfolio Funds”):

The valuations reported by the third-party managers of Portfolio Funds (“Portfolio Fund Managers”), based upon which the Fund determines its month-end net asset value and the net asset value per Share may be subject to later adjustment or revision. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by shareholders under certain circumstances.

Non-Diversified Status Risk:

Although the Fund is allocated across sectors and asset classes, it is a non-diversified fund and subject to risks associated with concentrated investments in a specific industry or sector and therefore may be subject to greater volatility than a more diversified investment.

Secondary Investments Risk:

The market for privately negotiated transactions on the secondary market (“Secondary Investments”) is inefficient and highly illiquid, and no efficient market is expected to develop during the term of the Fund. There can be no assurance that the Fund will be successful in consummating the types of transactions contemplated, that it will otherwise be able to identify sufficient Secondary Investment opportunities or other opportunities consistent with its investment objectives, that it will acquire sufficient Secondary Investments or other investments on attractive terms, or that it will otherwise be successful in implementing its investment objectives or avoiding losses (up to and including the loss of the entire amount invested).

Diversification does not guarantee a profit or protect against a loss in a declining market.

Hamilton Lane Advisors, L.LC. is the Adviser to the Hamilton Lane Private Secondary Fund. PINE Distributors LLC and Hamilton Lane are not affiliated.

Hamilton Lane Private Secondary Fund is distributed by PINE Distributors LLC, 501 S. Cherry Street, Ste. 610, Denver, CO 80246.

Hamilton Lane Private Secondary Fund
Fund Performance (Unaudited) March 31, 2026

Performance of a $1,000,000 Investment1

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class Y shares, made at its inception, with similar investments in the MSCI World Index and S&P 500 Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.

The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index. The indices are unmanaged and are not available for investment.

Average Annual Total Returns as of March 31, 2026
	1 Year	Since Inception*
Hamilton Lane Private Secondary Fund – Class I	33.85%	39.63%
Hamilton Lane Private Secondary Fund – Class R	32.17%	38.06%
Hamilton Lane Private Secondary Fund – Class Y	34.00%	43.25%
MSCI World Index	18.90%	13.14%
S&P 500 Index	17.80%	12.72%

*  Commencement of operations for the Hamilton Lane Private Secondary Fund Class Y was September 4, 2024. Hamilton Lane Private Secondary Fund Classes I and R commenced operations on December 1, 2024. See Note 1 in the accompanying notes to the consolidated financial statements. Returns for the MSCI World Index and S&P 500 Index are since September 4, 2024.

1  The Fund commenced operations on September 4, 2024, at which time it operated as a private fund in reliance upon the exclusion from the definition of an investment company in Section 3(c)(7) of the Investment Company Act. On October 16, 2024, the Fund registered as a closed-end management investment company under the Investment Company Act.

Hamilton Lane Private Secondary Fund
Fund Performance (Unaudited) March 31, 2026 (Continued)

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling (888) 882-8212.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and the Incentive Fee) do not exceed 1.50%, 0.80% and 0.65% of the average daily net assets of Class R Shares, Class I Shares and Class Y Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement has an initial term ending one year from the effective date of the registration statement, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Hamilton Lane Private Secondary Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Hamilton Lane Private Secondary Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Hamilton Lane Private Secondary Fund and subsidiaries (the Fund), including the consolidated schedule of investments, as of March 31, 2026, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for the year then ended and for the period from September 4, 2024 (commencement of operations) through March 31, 2025, and the related notes (collectively, the consolidated financial statements) and the financial highlights for the year then ended and for the period from September 4, 2024 through March 31, 2025. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended and for the period from September 4, 2024 through March 31, 2025, and the financial highlights for the year then ended and for the period from September 4, 2024 through March 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian and general partners or managers of underlying investments; when replies were not received from general partners or managers of underlying investments, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Hamilton Lane investment companies since 2024.

Philadelphia, Pennsylvania

May 29, 2026

Hamilton Lane Private Secondary Fund
Consolidated Schedule of Investments March 31, 2026
Investments — 108.8%	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Secondary Investments — 81.4%^
Secondary Funds — 81.4%
Asia — 5.7%
Diversified — 5.7%
Interstellar Bridge Holdings Pte., Ltd.	*1,3	Limited Partnership Interest	3/31/2026	$5,094,220	$6,210,207
Multiples Plenty Private Equity GIFT Fund	*1,2,3	Limited Partnership Interest	5/14/2025	3,552,138	3,552,028
Riverside Australia Fund III, L.P.	*1,2,3,4	Limited Partnership Interest	3/31/2026	5,828,852	6,451,049
Riverside Australia Fund III Co-Investment III, L.P.	*1,2,3,4	Limited Partnership Interest	3/31/2026	5,895,749	7,583,647
Total Diversified					23,796,931
Total Asia					23,796,931

North America — 52.5%
Diversified — 40.9%
Advent International GPE IX-G, L.P.	*1,2,3	Limited Partnership Interest	6/30/2025	1,310,138	1,206,086
AH American Dynamism Fund I, L.P.	*1,2,3	Limited Partnership Interest	7/7/2025	87,688	104,373
AH Parallel Fund III, L.P.	*1,2,3	Limited Partnership Interest	7/7/2025	135,557	300,900
AH Parallel Fund IV, L.P.	*1,2,3	Limited Partnership Interest	7/7/2025	151,856	185,380
AH Parallel Fund V, L.P.	*1,3	Limited Partnership Interest	7/7/2025	536,707	1,075,783
AKKR Isosceles CV, L.P.	*1,2,3	Limited Partnership Interest	6/26/2025	4,093,113	4,157,532
American Securities Partners VIII, L.P.	*1,2,3	Limited Partnership Interest	3/27/2026	1,449,459	2,539,003
Andreessen Horowitz Fund II Annex, L.P.	*1,3	Limited Partnership Interest	7/7/2025	33,778	40,835
Andreessen Horowitz Fund II, L.P.	*1,3	Limited Partnership Interest	7/7/2025	31,422	38,315
Andreessen Horowitz Fund III, L.P.	*1,2,3	Limited Partnership Interest	7/7/2025	893,023	1,937,760
Andreessen Horowitz Fund IV, L.P.	*1,2,3	Limited Partnership Interest	7/7/2025	327,374	352,568
Andreessen Horowitz Fund V, L.P.	*1,3	Limited Partnership Interest	7/7/2025	615,200	973,360
Andreessen Horowitz Fund VI, L.P.	*1,3	Limited Partnership Interest	7/7/2025	627,567	890,775
Andreessen Horowitz Fund VII, L.P.	*1,2,3	Limited Partnership Interest	7/7/2025	247,179	431,120
Andreessen Horowitz Fund VIII, L.P.	*1,2,3	Limited Partnership Interest	7/7/2025	231,885	556,592
Andreessen Horowitz Fund IX — AI Applications, L.P.	*1,2,3	Limited Partnership Interest	7/7/2025	46,998	61,979
Andreessen Horowitz Fund IX — AI Infrastructure, L.P.	*1,2,3	Limited Partnership Interest	7/7/2025	62,398	110,171
Andreessen Horowitz LSV Fund I, L.P.	*1,3	Limited Partnership Interest	7/7/2025	403,518	738,735
Andreessen Horowitz LSV Fund II, L.P.	*1,3	Limited Partnership Interest	7/7/2025	424,635	641,779
Andreessen Horowitz LSV Fund III, L.P.	*1,2,3	Limited Partnership Interest	7/7/2025	384,796	730,881
Andreessen Horowitz LSV Fund IV, L.P.	*1,2,3	Limited Partnership Interest	7/7/2025	269,808	398,012
Andreessen Horowitz Seed Fund I, L.P.	*1,2,3	Limited Partnership Interest	7/7/2025	94,201	225,639
Apollo Investment Fund IX, L.P.	*1,2,3	Limited Partnership Interest	1/2/2025	1,498,750	1,571,537
Apollo Investment Fund IX, L.P. — Second Commitment	*1,2,3	Limited Partnership Interest	1/2/2025	203,565	225,738
Audax Private Equity Fund V, L.P.	*1,2,3	Limited Partnership Interest	12/30/2025	468,714	433,258
Audax Private Equity Fund VI, L.P.	*1,3	Limited Partnership Interest	12/30/2025	1,187,475	1,433,118

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Secondary Fund
Consolidated Schedule of Investments March 31, 2026 (Continued)
Investments — 108.8%	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
North America (Continued)
Diversified (Continued)
Audax Private Equity Fund VII, L.P.	*1,2,3	Limited Partnership Interest	12/30/2025	$1,048,029	$1,169,813
Bain Capital Fund XI, L.P.	*1,2,3	Limited Partnership Interest	9/30/2025	370,429	404,841
Bain Capital Fund XII, L.P.	*1,2,3	Limited Partnership Interest	9/30/2025	1,077,073	1,623,313
Bain Capital Fund XIII, L.P.	*1,2,3	Limited Partnership Interest	9/30/2025	1,087,548	1,129,948
Bain Capital Fund X, L.P.	*1,2,3	Limited Partnership Interest	9/30/2025	100,844	96,052
Banner Capital Fund I, L.P.	*1,2,3	Limited Partnership Interest	6/6/2025	4,306,326	6,858,082
Banner Capital Fund I-A, L.P.	*1,2,3	Limited Partnership Interest	6/6/2025	714,475	1,185,576
Clayton Dubilier & Rice Fund X, L.P.	*1,2,3	Limited Partnership Interest	12/30/2025	888,586	1,074,933
Clayton Dubilier & Rice Fund XII, L.P.	*1,2,3	Limited Partnership Interest	9/30/2025	2,224,762	2,491,001
Clayton Dubilier & Rice Fund XII, L.P. — Second Commitment	*1,2,3	Limited Partnership Interest	12/30/2025	728,998	823,048
Court Square Capital Partners III, L.P.	*1,2,3	Limited Partnership Interest	3/27/2026	1,800,172	2,191,240
Crestview Partners III CV-A, L.P.	*1,2,3	Limited Partnership Interest	3/31/2025	3,099,964	4,981,233
EQT IX SCSp	*1,2,3,4	Limited Partnership Interest	6/1/2025	1,026,215	1,182,317
ForgePoint Cybersecurity Fund II, L.P.	*1,3	Limited Partnership Interest	6/30/2025	4,969,527	7,107,516
Francisco Partners IV, L.P.	*1,2,3	Limited Partnership Interest	12/30/2025	494,899	451,360
Francisco Partners V, L.P.	*1,2,3	Limited Partnership Interest	12/30/2025	1,288,048	1,452,816
Francisco Partners VI, L.P.	*1,2,3	Limited Partnership Interest	12/30/2025	2,049,074	2,503,856
Francisco Partners VII, L.P.	*1,2,3	Limited Partnership Interest	12/30/2025	641,479	648,797
General Atlantic Investment Partners 2017, L.P.	*1,2,3	Limited Partnership Interest	3/31/2026	738,725	913,771
General Atlantic Investment Partners 2021, L.P.	*1,2,3	Limited Partnership Interest	3/31/2026	3,370,650	4,088,766
Genstar Capital Partners X, L.P.	*1,2,3	Limited Partnership Interest	6/27/2025	1,638,598	1,623,811
Genstar Capital Partners IX, L.P.	*1,2,3	Limited Partnership Interest	6/27/2025	1,519,616	1,321,457
Green Equity Investors VIII, L.P.	*1,2,3	Limited Partnership Interest	12/31/2024	1,085,983	1,197,938
Green Equity Investors VIII, L.P. — Second Commitment	*1,2,3	Limited Partnership Interest	6/30/2025	769,486	877,944
Green Equity Investors VIII, L.P. — Third Commitment	*1,2,3	Limited Partnership Interest	12/31/2025	2,593,224	3,022,563
Green Equity Investors X, L.P.	*1,2,3	Limited Partnership Interest		—	—
Hellman & Friedman Capital Partners VIII, L.P.	*1,2,3	Limited Partnership Interest	6/30/2025	3,286,026	2,819,186
Hellman & Friedman Capital Partners VIII, L.P. — Second Commitment	*1,2,3	Limited Partnership Interest	9/30/2025	795,539	823,572
Hellman & Friedman Capital Partners VIII, L.P. — Third Commitment	*1,2,3	Limited Partnership Interest	12/31/2025	38,359	39,711
Hellman & Friedman Capital Partners IX, L.P.	*1,2,3	Limited Partnership Interest	6/30/2025	5,904,712	6,311,789

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Secondary Fund
Consolidated Schedule of Investments March 31, 2026 (Continued)
Investments — 108.8%	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
North America (Continued)
Diversified (Continued)
Hellman & Friedman Capital Partners IX, L.P. — Second Commitment	*1,2,3	Limited Partnership Interest	9/30/2025	$4,252,424	$4,516,975
Hellman & Friedman Capital Partners IX, L.P. — Third Commitment	*1,2,3	Limited Partnership Interest	9/30/2025	1,597,139	1,855,732
Hellman & Friedman Capital Partners IX, L.P. — Fourth Commitment	*1,2,3	Limited Partnership Interest	12/31/2025	3,043,047	3,339,993
Hellman & Friedman Capital Partners X, L.P.	*1,2,3	Limited Partnership Interest	9/30/2025	1,071,055	1,330,573
H.I.G. Europe Capital Partners III, L.P.	*1,2,3,4	Limited Partnership Interest	12/30/2025	718,032	855,996
Insight Partners XII, L.P.	*1,2,3	Limited Partnership Interest	3/27/2026	3,593,045	4,577,146
Kelso Investment Associates X, L.P.	*1,2,3	Limited Partnership Interest	3/27/2026	3,820,325	4,927,242
KKR Americas Fund XII, L.P.	*1,2,3	Limited Partnership Interest	6/30/2025	1,336,596	1,796,786
KKR Americas Fund XII, L.P. — Second Commitment	*1,2,3	Limited Partnership Interest	6/30/2025	661,007	888,592
KKR Americas Fund XII, L.P. — Third Commitment	*1,2,3	Limited Partnership Interest	6/30/2025	735,831	820,253
Leeds Equity Partners VI, L.P.	*1,2,3	Limited Partnership Interest	3/31/2026	766,959	875,333
Leeds Equity Partners VII, L.P.	*1,2,3	Limited Partnership Interest	3/31/2026	733,968	862,486
Leeds Equity Partners VIII, L.P.	*1,2,3	Limited Partnership Interest	3/31/2026	49,302	56,148
Leeds Equity Partners VIII, L.P. — Second Commitment	*1,2,3	Limited Partnership Interest		—	(21,562)
Madison Dearborn Capital Partners VII, L.P.	*1,2,3	Limited Partnership Interest	6/30/2025	201,944	233,771
Madison Dearborn Capital Partners VII, L.P. — Second Commitment	*1,2,3	Limited Partnership Interest	12/31/2025	2,935,259	3,470,592
Madison Dearborn Capital Partners VII, L.P. — Third Commitment	*1,2,3	Limited Partnership Interest	12/31/2025	668,505	773,863
Madison Dearborn Capital Partners VIII, L.P.	*1,2,3	Limited Partnership Interest	12/31/2024	1,003,857	1,080,687
Madison Dearborn Capital Partners VIII, L.P. — Second Commitment	*1,2,3	Limited Partnership Interest	12/31/2024	267,657	288,722
Madison Dearborn Capital Partners VIII, L.P. — Third Commitment	*1,2,3	Limited Partnership Interest	6/30/2025	234,210	250,403
Madison Dearborn Capital Partners VIII, L.P. — Fourth Commitment	*1,2,3	Limited Partnership Interest	12/31/2025	2,847,619	3,357,343
Madison Dearborn Capital Partners VIII, L.P. — Fifth Commitment	*1,2,3	Limited Partnership Interest	12/31/2025	860,325	919,704
Madison Dearborn Capital Partners IX, L.P	*1,2,3	Limited Partnership Interest	2/20/2026	920,508	1,017,364
New Mountain Partners VI, L.P.	*1,2,3	Limited Partnership Interest	12/31/2024	1,411,343	1,679,211
Permira VII, L.P.	*1,2,3,4	Limited Partnership Interest	6/30/2025	713,821	770,833
Platinum Equity Capital Partners V, L.P.	*1,2,3	Limited Partnership Interest	6/30/2025	927,363	815,072
Providence Equity Partners VIII-A, L.P.	*1,2,3	Limited Partnership Interest	6/30/2025	488,710	525,942

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Secondary Fund
Consolidated Schedule of Investments March 31, 2026 (Continued)
Investments — 108.8%	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
North America (Continued)
Diversified (Continued)
Providence Equity Partners VIII-A, L.P. — Second Commitment	*1,2,3	Limited Partnership Interest	10/1/2025	$12,362,073	$14,349,767
PSG Sequel, L.P.	*1,2,3	Limited Partnership Interest	1/31/2025	2,552,996	2,895,767
Roark Capital Partners III, L.P.	*1,2,3	Limited Partnership Interest	6/30/2025	1,078,064	1,370,498
Roark Capital Partners IV, L.P.	*1,2,3	Limited Partnership Interest	6/30/2025	1,714,451	2,394,402
Roark Capital Partners VII, L.P.	*1,2,3	Limited Partnership Interest	6/30/2025	—	—
Sixth Cinven Fund, L.P.	*1,2,3,4	Limited Partnership Interest	6/30/2025	441,009	329,164
Stone Point Fund VIII, L.P.	*1,2,3	Limited Partnership Interest	12/31/2025	2,829,027	3,040,333
The Resolute III Continuation Fund, L.P.	*1,2,3	Limited Partnership Interest	9/27/2024	2,289,409	2,425,824
Thoma Bravo Fund XII, L.P.	*1,2,3	Limited Partnership Interest	6/1/2025	205,716	184,584
Thoma Bravo Fund XV, L.P.	*1,2,3	Limited Partnership Interest	12/31/2024	1,630,560	1,703,593
Vic SPV LLC	*1,2,3,5	Limited Partnership Interest	9/30/2025	9,641,757	16,860,352
Total Diversified					169,196,963

Financials — 0.9%
MDCP Co-Investors (Mobius), L.P.	*1,3	Limited Partnership Interest	12/31/2025	867,926	733,827
MDCP Co-Investors (Tango), L.P.	*1,3	Limited Partnership Interest	12/31/2025	1,222,938	1,374,452
MDCP Insurance SPV, L.P.	*1,2,3	Limited Partnership Interest	12/31/2025	1,504,283	1,734,072
Total Financials					3,842,351

Healthcare — 0.7%
BlackRock Sapphire POF, L.P.	*1,2,3	Limited Partnership Interest	9/27/2024	1,811,988	2,897,401
Total Healthcare					2,897,401

Industrials — 3.5%
Levine Leichtman Capital Partners VII, L.P.	*1,2,3	Limited Partnership Interest	12/11/2024	78,110	76,844
LLCP LMM Acquisition Fund, L.P.	*1,2,3	Limited Partnership Interest	11/20/2024	2,015,824	2,413,978
OIP Lightning, L.P.	*1,2,3	Limited Partnership Interest	12/9/2025	10,942,344	11,857,370
Total Industrials					14,348,192

Information Technology — 6.5%
A Capital Partners II, L.P.	*1,3	Limited Partnership Interest	12/22/2025	7,500,000	12,852,688
Summit Partners Reinvestment Fund II-B, L.P.	*1,2,3	Limited Partnership Interest	1/29/2026	11,799,693	14,178,199
Total Information Technology					27,030,887
Total North America					217,315,794

Oceania — 2.9%
Diversified — 2.9%
TPG Asia VII, L.P.	*1,2,3	Limited Partnership Interest	1/1/2026	8,314,886	12,109,112
Total Diversified					12,109,112
Total Oceania					12,109,112

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Secondary Fund
Consolidated Schedule of Investments March 31, 2026 (Continued)
Investments — 108.8%	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
Western Europe — 20.2%
Consumer Goods — 0.6%
L Catterton Europe IV Aggregator, SLP	*1,3,4	Limited Partnership Interest	11/25/2024	$1,352,127	$2,154,365
L Catterton Europe V, SLP	*1,2,3,4	Limited Partnership Interest	3/11/2025	378,674	434,475
Total Consumer Goods					2,588,840

Industrials — 2.8%
Latour Gutor Continuation Fund FPCI	*1,2,3,4	Limited Partnership Interest	2/12/2026	12,354,660	11,470,449
Total Industrials					11,470,449

Diversified — 16.8%
Ardian Buyout Fund VII	*1,2,3,4	Limited Partnership Interest	3/27/2026	3,761,397	4,726,450
Argos Wityu Mid-Market VIII 1 SCSp	*1,2,3,4	Limited Partnership Interest	12/4/2025	11,560,330	12,623,048
Bregal Unternehmerkapital II, SCSp	*1,2,3,4	Limited Partnership Interest	7/8/2025	5,238,563	5,854,171
CVC Capital Partners Strategic Opportunities II, L.P.	*1,2,3,4	Limited Partnership Interest	7/1/2025	4,097,304	4,948,153
CVC Capital Partners VII, L.P.	*1,2,3,4	Limited Partnership Interest	12/31/2024	811,055	920,011
CVC Capital Partners VIII, L.P.	*1,2,3,4	Limited Partnership Interest	7/1/2025	582,754	664,323
CVC Capital Partners VIII, L.P. — Second Commitment	*1,2,3,4	Limited Partnership Interest	12/31/2025	3,462,114	3,933,727
Eighth Cinven Fund, L.P.	*1,2,3,4	Limited Partnership Interest	3/31/2026	982,893	1,080,991
Equistone Partners Europe Fund VI, L.P.	*1,2,3,4	Limited Partnership Interest	3/27/2026	647,777	797,107
H.I.G. Europe Middle Market LBO Fund II	*1,3,4	Limited Partnership Interest	2/11/2026	1,450,128	1,275,421
H.I.G. Europe Middle Market LBO Fund II, L.P.	*1,2,3,4	Limited Partnership Interest	12/30/2025	22,812	17,200
Levine Leichtman Capital Partners Europe II SCSp	*1,2,3,4	Limited Partnership Interest	6/13/2025	4,450,181	5,387,538
MCP Cont. Fund II Coöperatief U.A.	*1,2,3,4	Limited Partnership Interest	9/25/2025	3,454,133	3,518,960
Montagu V, L.P.	*1,2,3,4	Limited Partnership Interest	3/27/2026	1,576,283	2,001,166
Norvestor SPV III SCSp	*1,2,3,4	Limited Partnership Interest	9/6/2024	2,827,009	3,781,841
Seventh Cinven Fund L.P.	*1,2,3,4	Limited Partnership Interest	3/31/2026	2,789,725	3,303,424
TDR Capital IV, L.P.	*1,2,3,4	Limited Partnership Interest	12/31/2025	1,249,292	1,763,510
TDR Capital V, L.P.	*1,2,3,4	Limited Partnership Interest	12/31/2025	2,065,566	2,596,713
VIP III, L.P.	*1,2,3,4	Limited Partnership Interest	9/6/2024	2,234,402	2,337,758
VIP III, L.P. — Second Commitment	*1,2,3,4	Limited Partnership Interest	3/31/2026	2,575,734	3,136,578
VIP V SCSp	*1,2,3,4	Limited Partnership Interest	10/18/2024	302,860	345,486
VIP V SCSp — Second Commitment	*1,2,3,4	Limited Partnership Interest	3/31/2026	819,373	1,180,168
Vitruvian Investment Partners IV, L.P.	*1,2,3,4	Limited Partnership Interest	3/31/2026	2,771,866	3,473,126
Total Diversified					69,666,870
Total Western Europe					83,726,159
Total Secondary Funds (Cost $276,327,046)					336,947,996

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Secondary Fund
Consolidated Schedule of Investments March 31, 2026 (Continued)
Investments — 108.8%	Interest rate	Principal Value	Shares	Cost	Fair Value
Short Term Investments — 27.4%
UMB Bank, Money Market Special	0.01%[6]	10,091,600	N/A	$10,091,600	$10,091,600
UMB Bank, Money Market II Special Deposit Investment	3.43%[6]	103,456,521	N/A	103,456,521	103,456,521
Total Short Term Investments (Cost $113,548,121)					113,548,121

Total Investments (Cost $389,875,167)					450,496,117
Liabilities in excess of other assets — (8.8%)					(36,582,441)
Total Net Assets — 100%					$413,913,676

^    Investments do not issue shares except where listed. Investments do not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.

*    Investment is non-income producing.

1    Restricted Security. Investments generally issued in private placement transactions and as such generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2026 was $336,947,996, or 81.4% of net assets.

2    Investment has been committed to but has not been fully funded by the Fund.

3    All or a portion of this security is held through HL PSF Splitter LLC.

4    Foreign security denominated in U.S. Dollars.

5    Affiliated security.

6    The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Secondary Fund
Consolidated Schedule of Investments March 31, 2026 (Continued)
Summary of Investments by Strategy (as a percentage of total net assets)
Secondary Investments
Secondary Funds	81.4
Total Secondary Investments	81.4
Short Term Investments	27.4
Total Investments	108.8
Liabilities in excess of other assets	(8.8)
Total Net Assets	100.0

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Secondary Fund
Consolidated Statement of Assets and Liabilities March 31, 2026
Assets
Investments in unaffiliated investments, at fair value (cost $380,233,410)	$433,635,765
Investments in affiliated investments, at fair value (cost $9,641,757)	16,860,352
Cash	2,016,129
Distributions receivable from investments	437,003
Receivable from Adviser	173,395
Prepaid offering costs	64,356
Prepaid expenses and other assets	236,486
Total Assets	453,423,486

Liabilities
Investments purchased payable	25,545,158
Proceeds from issuance of shares received in advance	10,091,600
Incentive fees payable	2,594,921
Deferred tax liability payable	693,048
Registration fees payable	201,768
Tax payable	176,349
Audit fees payable	143,000
Accounting and administration fees payable	38,285
Custody fees payable	9,867
Distribution and service fees payable	9,847
Transfer agent fees payable	5,500
Other accrued expenses	467
Total Liabilities	39,509,810

Commitments and contingencies (see Notes 7 and 12)

Net Assets	$413,913,676

Composition of Net Assets:
Paid-in capital	$350,068,451
Total distributable earnings	63,845,225
Net Assets	$413,913,676

Net Assets Attributable to:
Class I Shares	$76,453,973
Class R Shares	2,316,408
Class Y Shares	335,143,295
$413,913,676

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized):
Class I Shares	4,387,858
Class R Shares	134,998
Class Y Shares	19,216,389
23,739,245

Net Asset Value per Share:
Class I Shares	$17.42
Class R Shares	$17.16
Class Y Shares	$17.44

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Secondary Fund
Consolidated Statement of Operations For the Year Ended March 31, 2026
Investment Income
Dividend income	$978,545
Interest income	1,578,401
Total Income	2,556,946

Expenses
Incentive fees	6,243,052
Investment management fees	2,773,423
Professional fees	1,120,393
Accounting and administration fees	302,971
Registration fees	292,920
Offering costs	281,476
Tax expense	176,349
Trustees’ fees and expenses	75,000
CCO fees	60,888
Transfer agent fees	44,722
Organizational fees	38,158
Custodian fees	26,826
Line of credit fees	13,514
Distribution and service fees (Class R)	9,847
Other operating expenses	142,629
Total Expenses	11,602,168
Expenses waived by adviser	(976,616)
Investment management fees waived by adviser[1]	(2,288,657)
Net Expenses	8,336,895
Net Investment Loss	(5,779,949)

Realized and Change in Unrealized Gain/(Loss)
Net realized gain on investments	8,318,900
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	46,741,562
Affiliated investments	7,218,595
Net change on deferred tax	(508,622)
Net Realized and Change in Unrealized Gain/(Loss)	61,770,435

Net Increase in Net Assets Resulting from Operations	$55,990,486

1    Waived fees not subject to recoupment.

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Secondary Fund
Consolidated Statements of Changes in Net Assets
	For the Year Ended March 31, 2026	For the Period September 4, 2024* Through March 31, 2025
Change in Net Assets Resulting from Operations
Net investment loss	$(5,779,949)	$(130,810)
Net realized gain on investments	8,318,900	408,373
Net change in unrealized appreciation (depreciation) on investments, net of deferred tax	53,451,535	6,476,367
Net Change in Net Assets Resulting from Operations	55,990,486	6,753,930

Distributions to investors
Class I	(369,492)	—
Class R	(11,785)	—
Class Y	(1,228,347)	—
Net Change in Net Assets from Distributions to Investors	(1,609,624)	—

Change in Net Assets Resulting from Capital Share Transactions
Class I
Proceeds from issuance of shares	65,149,886	—
Transfers in	—	1,000,010
Reinvested distributions	267,767	—
Total Class I Transactions	65,417,653	1,000,010

Class R
Proceeds from issuance of shares	755,500	—
Transfers In	—	1,000,010
Reinvested distributions	465	—
Total Class R Transactions	755,965	1,000,010

Class Y
Proceeds from issuance of shares	251,710,333	34,200,000
Reinvested distributions	694,933	—
Transfers out	—	(2,000,020)
Total Class Y Transactions	252,405,266	32,199,980

Net Change in Net Assets Resulting from Capital Share Transactions	318,578,884	34,200,000

Total Net Increase in Net Assets	372,959,746	40,953,930

Net Assets
Beginning of period	40,953,930	—
End of period	$413,913,676	$40,953,930

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Secondary Fund
Consolidated Statements of Changes in Net Assets (Continued)
	For the Year Ended March 31, 2026	For the Period September 4, 2024* Through March 31, 2025
Shareholder Activity
Class I Shares
Shares sold	4,282,115	—
Shares transferred in	—	88,732
Reinvested distributions	17,011	—
Net Change in Class I Shares Outstanding	4,299,126	88,732

Class R Shares
Shares sold	46,236	—
Shares transferred in	—	88,732
Reinvested distributions	30	—
Net Change in Class R Shares Outstanding	46,266	88,732

Class Y Shares
Shares sold	16,228,465	3,121,262
Reinvested distributions	44,126	—
Shares transferred out	—	(177,464)
Net Change in Class Y Shares Outstanding	16,272,591	2,943,798

*      Commencement of Operations

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Secondary Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2026
Cash Flows From Operating Activities
Net increase in net assets from operations	$55,990,486
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(264,647,821)
Change in short-term investments, net	(93,650,835)
Proceeds from investment distributions of realized gains and return of capital	23,895,376
Net realized gain on investments	(8,318,900)
Net change in unrealized appreciation/depreciation on investments	(53,960,157)
Net change on deferred tax	508,622
(Increase)/Decrease in Assets:
Receivable from Adviser	668,547
Distributions receivable from investments	(437,003)
Prepaid offering costs	(64,356)
Prepaid expenses and other assets	(236,486)
Increase/(Decrease) in Liabilities:
Payable for investments purchased	25,545,158
Audit fees payable	8,000
Offering costs payable	(79,442)
Accounting and administration fees payable	(10,715)
Organizational fees payable	(23,089)
Custody fees payable	(1,505)
Transfer agent fees payable	2,500
Investor distribution and servicing fees payable	9,847
Incentive fees payable	2,594,921
Registration fees payable	201,768
Tax payable	176,349
Other accrued expenses	(5,996)
Net Cash Used in Operating Activities	(311,834,731)

Cash Flows from Financing Activities
Proceeds from capital contributions	311,222,319
Distributions to investors, net of reinvestments of distributions	(646,459)
Net Cash Provided by Financing Activities	310,575,860

Net change in Cash	(1,258,871)
Cash – Beginning of period	3,275,000
Cash – End of period	$2,016,129

Supplemental disclosure of non-cash activities
Reinvested dividends	$963,165
Cash paid during the year for interest expense and commitment fees	$13,514

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Secondary Fund
Consolidated Financial Highlights Class I Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2026	For the Period December 1, 2024* Through March 31, 2025
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$13.12	$11.27
Activity from investment operations:
Net investment income/(loss)[1]	(0.49)	(0.06)
Net realized and unrealized gain/(loss) on investments	4.92	1.91
Total from investment operations	4.43	1.85

Distributions to investors
From net realized gains	(0.13)	—
Total distributions to investors	(0.13)	—

Net Asset Value per share, end of period	$17.42	$13.12

Net Assets, end of period (in thousands)	$76,454	$1,164

Ratios to average net assets:
Net investment income (loss)[2,3]	(3.07)%	(1.56)%

Gross expenses[4]	5.87%	9.24%
Expense Recoupment/(Reimbursement)[4]	(1.51)%	(6.45)%
Net expenses[4]	4.36%	2.79%

Total Return[5]	33.85%[6]	16.42%[6,7]

Portfolio turnover rate	0.00%	0.00%[7]
[1]	Per share data is computed using the average shares method.
[2]	Net investment income (loss) has been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses.
[3]

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests that have not been distributed.

[4]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 3.21% for the year ended March 31, 2026 and 1.47% for the period ended March 31, 2025. Expenses do not include expenses from underlying funds in which the Fund invests.

[5]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[6]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[7]	Not annualized.
*	Class commenced operations on December 1, 2024.

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Secondary Fund
Consolidated Financial Highlights Class R Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2026	For the Period December 1, 2024* Through March 31, 2025
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$13.09	$11.27
Activity from investment operations:
Net investment income/(loss)[1]	(0.67)	(0.09)
Net realized and unrealized gain/(loss) on investments	4.87	1.91
Total from investment operations	4.20	1.82

Distributions to investors
From net realized gains	(0.13)	—
Total distributions to investors	(0.13)	—

Net Asset Value per share, end of period	$17.16	$13.09

Net Assets, end of period (in thousands)	$2,316	$1,161

Ratios to average net assets:
Net investment income (loss)[2,3]	(4.39)%	(2.26)%

Gross expenses[4]	6.54%	9.25%
Expense Recoupment/(Reimbursement)[4]	(0.85)%	(5.76)%
Net expenses[4]	5.69%	3.49%

Total Return[5]	32.17%[6]	16.15%[6,7]

Portfolio turnover rate	0.00%	0.00%[7]
[1]	Per share data is computed using the average shares method.
[2]	Net investment income (loss) has been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses.
[3]

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests that have not been distributed.

[4]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 2.69% for the year ended March 31, 2026 and 1.47% for the period ended March 31, 2025. Expenses do not include expenses from underlying funds in which the Fund invests.

[5]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[6]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[7]	Not annualized.
*	Class commenced operations on December 1, 2024.

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Secondary Fund
Consolidated Financial Highlights Class Y Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2026	For the Period September 4, 2024* Through March 31, 2025
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$13.12	$10.00
Activity from investment operations:
Net investment income/(loss)[1]	(0.46)	(0.06)
Net realized and unrealized gain/(loss) on investments	4.91	3.18
Total from investment operations	4.45	3.12

Distributions to investors
From net realized gains	(0.13)	—
Total distributions to investors	(0.13)	—

Net Asset Value per share, end of period	$17.44	$13.12

Net Assets, end of period (in thousands)	$335,143	$38,629

Ratios to average net assets:
Net investment loss[2,3]	(2.88)%	(0.09)%

Gross expenses[4]	5.86%	10.79%
Expense Recoupment/(Reimbursement)[4]	(1.69)%	(9.76)%
Net expenses[4]	4.17%	1.03%

Total Return[5]	34.00%[6]	31.20%[6,7]

Portfolio turnover rate	0.00%	0.00%[7]
[1]	Per share data is computed using the average shares method.
[2]	Net investment income (loss) has been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses.
[3]

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the underlying funds in which the Fund invests that have not been distributed.

[4]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 3.15% for the year ended March 31, 2026 and 2.58% for the period ended March 31, 2025. Expenses do not include expenses from underlying funds in which the Fund invests.

[5]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[6]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[7]	Not annualized.
*	Class commenced operations on September 4, 2024.

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Secondary Fund
Consolidated Notes to Financial Statements March 31, 2026

Note 1 – Organization

Hamilton Lane Private Secondary Fund (the “Fund”), a Delaware statutory trust, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Pursuant to an investment management agreement (the “Investment Management Agreement”), Hamilton Lane Advisors, L.L.C. (the “Adviser” or “Hamilton Lane”), a Pennsylvania limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Fund was organized as a Delaware statutory trust on July 24, 2024, and commenced operations on September 4, 2024.

The Fund currently offers three classes of common shares of beneficial interest (“Shares”) designated as Class R Shares, Class I Shares and Class Y Shares (each a “Class”). The Fund’s Class Y Shares commenced operations on September 4, 2024. The Fund’s Class I Shares and Class R Shares commenced operations as of December 1, 2024.

The Fund’s investment objective is to seek to provide long-term capital appreciation. The Fund will seek to achieve its investment objective through a tactically constructed portfolio of private equity investments, primarily through privately negotiated transactions on the secondary market (“Secondary Investments”). The Fund makes Secondary Investments in private funds, holding vehicles or other investment vehicles (collectively, “Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”) or other private equity investments that the Adviser determines to have a similar risk/return profile (collectively, “Private Equity Investments”). The Fund may invest in Private Equity Investments on a global basis across developed and emerging countries, with an emphasis on North America and Western Europe.

Secondary Investments include both traditional limited partner (“LP”) secondary investments and general partner (“GP/Structured”) secondary investments. LP Secondary Investments involve the acquisition of one or more existing individual Portfolio Fund interests at a privately negotiated price from one or more selling limited partners. The Fund will primarily focus on mature, largely funded positions that are typically acquired at a discount to fair value as reported by the relevant Portfolio Fund Manager where possible. GP/Structured Secondary Investments primarily include investments in continuation vehicles fund led recapitalizations and tender offers related to Portfolio Funds, as well as the direct acquisition of equity interest in one or more private companies completed in partnership with Portfolio Fund Managers.

(a) Consolidation of Subsidiaries

The Fund will invest all or substantially all of its assets through one or more wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act. However, the Fund will wholly own and control each Subsidiary. In addition, the Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by the Fund. The Fund’s Board of Trustees (the “Board” and individually, the “Trustees”) has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.

As of March 31, 2026, the Fund has four active Subsidiaries:

Subsidiary	Formation Date	Domicile	% of the Fund’s Total Assets
HL PSF Holdings LLC	August 2, 2024	United States	74.31%*
HL PSF DE Blocker LLC	August 2, 2024	United States	0.00%
HL PSF Cayman Blocker LP	August 15, 2024	Cayman Islands	0.00%
HL PSF Splitter LLC	August 2, 2024	United States	74.31%

*  Asset percentage listed for HL PSF Holdings LLC includes the assets of wholly-owned subsidiaries HL PSF DE Blocker LLC, HL PSF Cayman Blocker LP and HL PSF Splitter LLC.

The Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

Hamilton Lane Private Secondary Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(a) Basis of Accounting

The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at their estimated fair value.

(b) Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c) Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund; drafting of bylaws, administration, custody and transfer agency agreements; and legal services in connection with the initial meeting of the Board and the Fund’s seed audit costs. Offering costs consist of the costs of preparing, reviewing and filing with the U.S. Securities and Exchange Commission (“SEC”) the Fund’s registration statement (“Registration Statement”); the costs of preparing, reviewing and filing of any associated marketing or similar materials; the costs associated with the printing, mailing or other distribution of the Fund’s Prospectus, Statement of Additional Information (“SAI”) and/or marketing materials; and the amounts of associated filing fees and legal fees associated with the offering. For the year ended March 31, 2026, the Fund incurred organizational costs and offering costs of $38,158 and $281,476, respectively.

Organizational costs are expensed as incurred and are subject to recoupment by the Adviser in accordance with the Fund’s Expense Limitation Agreement (as defined below) discussed in Note 7. Offering costs, which are also subject to the Fund’s Expense Limitation Agreement discussed in Note 7, are accounted for as a deferred charge from the commencement of operations and are thereafter amortized to expense over twelve months on a straight-line basis.

(d) Cash

Cash represents cash deposits held at financial institutions. Cash is held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation or Securities Investor Protection Corporation limitations.

(e) Fair Value of Financial Instruments

The Fund values its investments at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities.

Rule 2a-5 under the Investment Company Act (“Rule 2a-5”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Effective October 15, 2024, and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee (in such capacity, the “Valuation Designee”) to perform fair value determinations and approved new valuation procedures for the Fund.

Hamilton Lane Private Secondary Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 2 – Accounting Policies (continued)

The Fund’s investments are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these investments at estimated fair values, using present value and other subjective valuation techniques. In determining the fair value of an investment for which there are no readily available market quotations, the Valuation Designee may consider pre-acquisition and annual financial reporting summaries from a Portfolio Fund, comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, or the per share price of the investment to be valued in recent verifiable transactions.

Certain Portfolio Funds and Direct Investments are valued based on the latest net asset value (“NAV”) reported by the third-party fund manager or general partner. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946. In cases where the NAV of the private investment is not available as of the measurement date, the Valuation Designee estimates NAV based upon the most recent NAV provided from the third-party manager or general partner, as adjusted for other information available at the time the portfolio is valued. Such adjustments may include adjustments for additional capital contributions or distributions, as well as market adjustments determined by the Valuation Designee based upon the returns of public market indices and the historical alignment of such public market indices against private indices of a similar strategy to the investment.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

Under the Fund’s valuation procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board. The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

(f) Investment Transactions and Related Income

The Fund’s primary sources of income are distributions from portfolio investments, investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation/depreciation in the fair value of its portfolio investments. The Fund generally recognizes investment income and realized gains/losses based on the characterization of distributions provided by the administrator/investment manager of the portfolio investment on the date received. It is estimated that distributions will occur over the life of the portfolio investments.

Realized gains and losses from the sale of portfolio investments represent the difference between the original cost of the portfolio investments, as adjusted for return of capital distributions (net cost), and the net proceeds received at the time of the sale, disposition or distribution date. The Fund records realized gains and losses on portfolio investments when securities are sold, distributed to the partners or written-off as worthless. The Fund recognizes the difference between the net cost and the estimated fair value of portfolio investments owned as the net change in unrealized appreciation/depreciation on investments in the Consolidated Statement of Operations.

Return of capital or security distributions received from portfolio investments are accounted for as a reduction to cost.

Interest income, including amortization of premium or discount using the effective interest method and interest on paid-in-kind instruments, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend.

(g) Foreign Currency

The values of portfolio investments denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Capital contributions to the portfolio investments and distributions received from the portfolio investments are translated into U.S. dollar amounts on the respective dates of each such transaction. The Fund does not isolate the effects of changes in foreign currency rates on the valuation of these portfolio investments. Such fluctuations in exchange rates are included with and form part of the net realized and unrealized gain (loss) from investments.

Hamilton Lane Private Secondary Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 2 – Accounting Policies (continued)

(h) Currency Risk

Portfolio Funds make direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund’s investments are denominated against the U.S. dollar will result in a decrease in the Fund’s net asset value. The Fund may seek to hedge all or a portion of the Fund’s foreign currency risk. Depending on market conditions and the views of the Adviser, the Fund may or may not hedge all or a portion of its currency exposures.

(i) Income Taxes

The Fund has elected to be treated as and qualifies as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required for the Fund. However, the Fund does invest in one domestic and one foreign blocker which requires an estimated provision for income taxes (see Note 6).

Prior to April 1, 2025, the Fund was treated as a grantor trust for tax purposes.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes (“FASB ASC 740”). FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s consolidated financial statements as of March 31, 2026.

The Fund utilizes a tax-year end of September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.

The Adviser has analyzed the Fund’s tax positions and has concluded that as of March 31, 2026, and during all previous open tax periods, no provision for income taxes is required in the financial statements. To the extent the Fund recognizes interest and penalties, they are included in interest expense and other expenses, respectively, in the Consolidated Statement of Operations. There were no interest or penalties during the year ended March 31, 2026.

(j) Deferred Tax Liability

In preparing its consolidated financial statements, both onshore and offshore subsidiaries (“Onshore Subsidiaries” and “Offshore Subsidiaries,” respectively) are required to recognize its estimate of income taxes for purposes of determining deferred tax assets or liabilities. Onshore Subsidiaries are subject to U.S. federal and state income tax while Offshore Subsidiaries are subject to U.S. federal withholding tax, state tax, and branch profit’s tax on effectively connected income with a U.S. trade or business.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. If the Onshore or Offshore Subsidiary has a deferred tax asset, consideration is given to whether a valuation allowance is required. The amount is listed as deferred tax liability payable on the Consolidated Statement of Assets and Liabilities.

(k) Net Asset Value Determination

The Fund calculates its NAV as of the close of business on the last business day of each month, each date that a Share is repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its NAV, the Fund values its investments as of the relevant Determination Date. The NAV of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

Hamilton Lane Private Secondary Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)

Note 3 – Investment Transactions

For the year ended March 31, 2026, purchases and sales of investments, excluding short term investments, were $264,647,821 and $0, respectively.

Note 4 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices (unadjusted) are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs other than quoted prices available in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in Portfolio Funds.

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Fund’s investments in Portfolio Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Portfolio Fund as reported by the administrators and/or investment managers of the underlying Portfolio Funds. All valuations utilize financial information supplied by each Portfolio Fund and are net of management and incentive fees or allocations payable to the Portfolio Fund’s managers or pursuant to the Portfolio Fund’s agreements. The Fund’s valuation procedures require the Valuation Designee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Designee has assessed factors including, but not limited to, the individual Portfolio Fund’s compliance with fair value measurements, price transparency and valuation procedures in place. The Valuation Designee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund’s consolidated financial statements.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no ready market, has been estimated by the respective Portfolio Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

Hamilton Lane Private Secondary Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 4 – Portfolio Valuation (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2026, in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level I	Level II*	Level III*	Total
Investments
Short Term Investments	$113,548,121	$—	$—	$113,548,121
Total Investments	$113,548,121	$—	$—	$113,548,121

*  The Fund did not hold any Level II or Level III securities as of March 31, 2026.

Certain portfolio investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $336,947,996 are excluded from the fair value hierarchy as of March 31, 2026.

All of the Portfolio Funds are generally considered to be illiquid investments. Certain investments may achieve liquidity only as and when the Portfolio Funds sell their portfolio company investments and distribute the proceeds received from the disposition of those investments to the Fund. It is also possible for the Fund to dispose of its interests in Portfolio Funds in the secondary market.

The Fund’s investments in Secondary Investments that are fair valued using net asset value as a practical expedient, along with their corresponding unfunded commitments and other attributes, as of March 31, 2026, are summarized in the table below*.

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Estimated Remaining Life	Redemption Frequency	Notice Period (In Days)	Redemption Restriction Terms
Buyout	Investments in which a mature company is acquired from current shareholders	$336,947,996	$64,330,639	1 to 10 years	None	N/A	N/A

*  Individual portfolio funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most portfolio funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

The following outlines the primary investment strategies of the Secondary Investments held by the Fund as of March 31, 2026.

•        Buyout. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent the largest portion of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions — particularly in the large-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for a company.

Note 5 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5.00% of the voting securities or any investment in a fund that receives investment advisory services from Hamilton Lane. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Consolidated Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in

Hamilton Lane Private Secondary Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 5 – Investments in Affiliated Issuers (continued)

prior years may result in the Fund owning in excess of 5.00% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2026 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end:

Name of Issuer and Title of Issue	Value at March 31, 2025	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at March 31, 2026	Dividends and Distributions
							Capital Gains	Income
Vic SPV, LLC(1)(2)(3)	$—	$9,641,757	$—	$—	$7,218,595	$16,860,352	$—	$—
Total	$—	$9,641,757	$—	$—	$7,218,595	$16,860,352	$—	$—

(1)   Not an affiliate at the beginning of the period.

(2)   Non-income producing.

(3)   The security has unfunded commitments of $1,373 as of period end.

Note 6 – Federal Income Taxes

As of March 31, 2026, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$385,797,318
Gross unrealized appreciation	66,858,519
Gross unrealized depreciation	(2,159,720)
Net unrealized appreciation on investments	$64,698,799

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

U.S. GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable primarily to the write-off of net operating losses. These reclassifications have no effect on net assets or net asset value per share. For the tax year ended September 30, 2025, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$(2,710,433)	$2,710,433

As of September 30, 2025 the components of accumulated earnings (deficit) on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax accumulated earnings	—

Accumulated capital and other losses	$(297,752)
Unrealized appreciation/(depreciation) on investments	27,670,024
Total accumulated earnings	$27,372,272

Hamilton Lane Private Secondary Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 6 – Federal Income Taxes (continued)

The Fund invests through one domestic blocker and one Cayman blocker. The domestic blocker is a limited liability company that has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes. The Cayman blocker is treated as a Controlled Foreign Corporation and is subject to U.S. federal income tax on income effectively connected to a U.S. trade or business. The estimated provision for income taxes attributable to the blockers for the year ended March 31, 2026 consists of the following:

	PSF DE Blocker	PSF Cayman Blocker
Current Tax (Expense) Benefit:
Federal	$13,335	$158,961
State	4,053	—
Total	$17,388	$158,961
Deferred Tax (Expense) Benefit:
Federal	$209	$508,350
State	63	—
Total	$272	$508,350

Total Income Tax (Expense) Benefit	$17,660	$667,311

As of March 31, 2026, the deferred tax liability is attributable to the temporary differences between the treatment of net unrealized gains on private assets on a book and tax basis. Total income taxes for PSF DE Blocker have been computed by applying the U.S. federal statutory income tax rate of 21% plus a blended state income tax rate of 6%. Income taxes for PSF Cayman Blocker have been computed by applying the U.S. federal statutory rate of 21% and an estimated base profits tax of 24%. The Fund applied these rates to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

Components of the Fund’s deferred tax assets and liabilities are as follows:

	PSF DE Blocker	PSF Cayman Blocker
Deferred tax liability:
Net unrealized gain on investments	$(184,698)	$(508,350)
Net deferred tax asset (liability)	$(184,698)	$(508,350)

The tax rate reconciliation table reflects the adoption of ASU 2023-09.

Total income tax (expense) benefit (current and deferred) differs from the amount computed by applying the federal and state statutory income tax rates to net investment income and realized and unrealized gain/losses on investment before taxes as follows:

	PSF DE Blocker	PSF Cayman Blocker	Percent
Federal income tax expense at statutory rate	$84,848	$313,502	21.00%
State income taxes (net of federal benefit)	19,151	—	1.01
Effect of cross-border tax laws	—	353,809	18.65
Changes in unrecognized tax benefits (including prior period adjustments)	(86,339)	—	(4.55)
Net income tax (expense) benefit	$17,660	$667,311	36.11%

Note 7 – Investment Management Fees and Allocations

The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. The Investment Management Fee is paid quarterly at an annual rate equal to 1.40% based on the value of the Fund’s net asset value calculated and accrued monthly as of the last business day of each month. The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders (“Shareholders”).

Hamilton Lane Private Secondary Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 7 – Investment Management Fees and Allocations (continued)

The Adviser has contractually agreed to waive the Investment Management Fee in full through February 27, 2026 (the “Management Fee Waiver Agreement”). Unless otherwise extended by agreement between the Fund and the Adviser, the Investment Management Fee payable by the Fund after the termination of the Management Fee Waiver Agreement is at the annual rate of 1.40%.

The Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) is entitled to receive an incentive fee (“Incentive Fee”), that is accrued monthly and payable quarterly. The Incentive Fee shall be calculated as equal to 10.00% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee and the Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund on the last day of such quarter, (B) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the dividend reinvestment plan (the “DRIP”) exceeds (ii) the sum of (X) the net asset value of the Fund as of the month end prior to the commencement of the relevant quarterly period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) and (Y) the aggregate issue price of shares of the Fund issued during such quarter (excluding any shares of such class issued in connection with the reinvestment through the DRIP of dividends paid, or other distributions made, by the Fund through the DRIP).

The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the beginning of such quarter and (B) the aggregate issue price of shares of the Fund issued during such quarter (excluding any Shares of such Class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP) exceeds (ii) the sum of (X) the net asset value of the Fund as of the end of such quarter, (Y) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (Z) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRIP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the “net losses” calculation, the net asset value shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Incentive fees are accrued monthly and paid quarterly.

The Adviser has entered into an Expense Limitation Agreement with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure the Total Annual Expenses do not exceed 1.50%, 0.80% and 0.65% of the average daily net assets of Class R Shares, Class I Shares and Class Y Shares, respectively. Total Annual Expenses includes all expenses incurred in the business of the Fund, including organizational and offering costs, with the following exceptions: (i) taxes, (ii) interest, (iii) brokerage commissions, (iv) certain transaction-related expenses (including interest and structuring costs for borrowings and line(s) of credit), (v) the Investment Management Fee and the Incentive Fee, (vi) distribution and/or servicing fees, (vii) sub-transfer agency, sub-accounting and shareholder servicing fees, (viii) any acquired fund fees and expenses, (ix) dividend and interest expenses relating to short sales, (x) borrowing costs, (xi) merger or reorganization expenses, (xii) Shareholder meetings expenses, (xiii) litigation expenses and (xiv) extraordinary expenses. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

As of March 31, 2026, the amount of these recoverable expenses is $1,818,558. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. For the year ended March 31, 2026, the Adviser assumed expenses totaling $979,616. As of March 31, 2026, the amount of these recoverable expenses is $397,337 expiring on November 30, 2027, $444,605 expiring on March 31, 2028, $318,454 expiring on September 30, 2028, and $658,162 expiring on March 31, 2029.

The Expense Limitation Agreement has a term ending July 31, 2026, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board upon thirty days’ written notice to the Adviser.

Hamilton Lane Private Secondary Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)

Note 8 – Certain Risk Factors and Conflicts of Interest

Investors considering an investment in the Fund should be aware of potential risks. Prospective investors must rely upon their own examination of, and ability to understand, the nature of this investment, including the risks involved, in making a decision to invest in the Fund. There can be no assurance that the Fund will be able to achieve its investment objective or that investors will receive a return of their capital. In addition, there will be occasions when the Adviser or its affiliates may encounter potential conflicts of interest. By acquiring an interest in the Fund, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Investments in the Portfolio Funds Generally; Dependence on the Portfolio Fund Managers. Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

General Risks of Secondary Investments. The overall performance of the Fund’s Secondary Investments depends in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments. The Portfolio Funds or the interests that the Adviser may consider for investment may have been formed or organized to meet the specific regulatory, tax or ERISA objectives of the original investors, which may not correspond to the objectives of the Fund. Accordingly, investment by the Fund may not be permitted, may be otherwise restricted or may be inefficient from a tax perspective to one or more categories of investors in the Fund. The Adviser may seek to structure any investment to address any applicable regulatory, tax or ERISA limitations, but may not be successful in doing so.

Investments in the Debt Securities of Small or Middle-Market Portfolio Companies Risk. Our investments may consist of loans to small and/or less well-established privately held companies. While smaller private companies may have potential for rapid growth, investments in private companies pose significantly greater risks than investments in public companies.

Valuation of the Fund’s Interests in Portfolio Funds. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Board has approved valuation procedures for the Fund and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Valuation Designee, subject to the oversight of the Board. The Adviser will periodically review Portfolio Fund Managers’ valuation methods and inputs, including at initial purchase, but will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Fund Managers.

Hamilton Lane Private Secondary Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)

Note 9 – Shareholder Servicing Plan

The Fund has adopted a Distribution and Service Plan with respect to Class R Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class R Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to a maximum of 0.85% per year on Class R Shares on an annualized basis of the aggregate net assets of the Fund attributable to the class (the “Distribution and Servicing Fee”) to the Fund’s distributor, PINE Distributors, LLC, and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable. Class I and Class Y Shares are not subject to the Distribution and Servicing Fee. For the year ended March 31, 2026, distribution and service fees incurred are disclosed on the Consolidated Statement of Operations.

Note 10 – Additional Risk Factors

Disease outbreaks, public health emergencies (e.g. the coronavirus outbreak, epidemics and other pandemics), the European sovereign debt crisis, instability in the Middle East, terrorist attacks in the U.S. and around the world, the impact of natural disasters, growing social and political discord in the various counties, including the U.S., the response of the international community — through economic sanctions and otherwise — to Russia’s annexation of the Crimea region of Ukraine and invasion of Ukraine, and other similar events may result in market volatility, may have long-term adverse effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future. Wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and global economies and markets generally. These events could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the Shares. There can be no assurance that such market disruptions may not have other material and adverse implications for the sectors in which the Fund may invest.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Portfolio Funds have a commercial relationship could adversely affect, among other things, the Fund and/or the Portfolio Fund’s ability to pursue key strategic initiatives, including by affecting the Fund’s or a Portfolio Fund’s ability to borrow from financial institutions on favorable terms.

Additionally, if the sponsor of Portfolio Fund has a commercial relationship with a bank that has failed or is otherwise distressed, the Portfolio Fund or its portfolio companies may experience issues receiving financial support from the sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally. The Fund’s investments could be negatively impacted by the current hostilities in Eastern Europe and the Middle East, including direct and indirect effects on their operations and financial condition. In the event these hostilities escalate, the impact could become more significant. Certain assets in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the U.S. and other countries have imposed economic sanctions on Russian sovereign debt and on certain Russian individuals, financial institutions, and others. These sanctions could also impair the Fund’s ability to meet its investment objectives. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact the Fund’s ability to sell securities or other financial instruments as needed to meet shareholder tenders. The Fund could seek to not conduct repurchase offers in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

Hamilton Lane Private Secondary Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)

Note 11 – Other Agreements

UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for administrative and custodian services for the year ended March 31, 2026, are reported on the Consolidated Statement of Operations.

Note 12 – Commitments

As of March 31, 2026, the Fund has $64,330,639 in unfunded commitments to certain investments. The commitments to investments are subject to certain terms and conditions prior to closing of the relevant transactions. There can be no assurance that such transactions will close as expected or at all.

Note 13 – Capital Share Transactions

The Fund offers three separate classes Shares designated as Class R Shares, Class I Shares and Class Y Shares. Each Class is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Adviser has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

The minimum initial investment in Class R Shares and Class I Shares by an investor in the Fund is $25,000, and the minimum initial investment in Class Y Shares by an investor is $1,000,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5.00% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30.

If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than one year, then such repurchase will be subject to a 2.00% early repurchase fee (“Early Repurchase Fee”) payable to the Fund. Shares tended for repurchase will be treated as having been repurchased on a “first-in, first-out” basis. The Early Repurchase Fee may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. The Early Repurchase Fee will not apply to Shares acquired through dividend reinvestment, and the Fund may waive the Early Repurchase Fee in its sole discretion under certain circumstances: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) with respect to repurchase requests from feeder funds (or similar vehicles) primarily created to hold Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; and (iv) pursuant to an automatic non-discretionary rebalancing program. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee it will do so consistently with the requirements of Rule 22d-1 under the Investment Company Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of Share Class.

The Fund has adopted an “opt-out” dividend reinvestment plan pursuant to which all Shareholders will have the full amount of their cash distributions reinvested in additional Shares unless a Shareholder elects otherwise.

Note 14 – Line of Credit

On February 13, 2026, the Fund secured a line of credit (the “Facility”) with Canadian Imperial Bank of Commerce (CIBC) for $100,000,000. All assets are pledged as collateral for the Facility and the Facility has the following terms: (a) Upfront Fees equal to twenty-five (25) basis points (0.25%) of CIBC’s commitment in effect on the Closing Date, (b) an Unused Commitment Fee in an amount equal to ninety-five (95) basis points (0.95%) of the daily undrawn commitment during the immediately preceding calendar quarter, (c) a commitment amount of $100,000,000, and (d) interest rate of applicable

Hamilton Lane Private Secondary Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 14 – Line of Credit (continued)

adjusted term SOFR rate plus 2.60% per annum. For the year ended March 31, 2026, the Fund recorded Upfront Fees of $236,487 on the Consolidated Statement of Assets and Liabilities. This amount is net of the recorded $13,514 of amortized fees on the Consolidated Statement of Operations. At March 31, 2026, the Fund did not have any outstanding borrowings on the Facility. For the year ended March 31, 2026, the Fund did not utilize the Facility.

Note 15 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

Note 16 – Segment Reporting

The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) — Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations.

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s management committee (consisting of the Fund’s Co-President and Co-Principal Executive Officer as well as the Fund’s Trustee and Assistant Secretary) acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying consolidated Statement of Operations.

Note 17 – Recent Accounting Pronouncements

In December 2023, the FASB issued Accounting Standard Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this ASU 2023-09 require that all entities disclose on an annual basis taxes paid disaggregated by federal, state, foreign, and individual jurisdiction (when income taxes paid is equal to or greater than five percent of total income taxes paid). The amendments in ASU 2023-09 are effective for annual periods of public business entities beginning after December 15, 2024.

In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction.

Hamilton Lane Private Secondary Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)

Note 18 – Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s consolidated financial statements.

At a Board meeting held on March 17, 2026, the Board, including a majority of the Trustees who are not “interested persons” (as defined by Section 2(a)(19) of the Investment Company Act), approved Distribution Services, LLC (formerly UMB Distribution Services, LLC), as the Fund’s distributor and principal underwriter. Effective on April 15, 2026, Distribution Services replaced PINE Distributors LLC as the Fund’s distributor and principal underwriter.

The Board authorized the Fund to offer to repurchase Shares from Shareholders in an amount up to approximately 5.00% of the net assets of the Fund (or approximately $20,456,457 as of March 31, 2026, with a June 30, 2026 valuation date). Shareholders that desire to tender Shares for repurchase are required to do so by June 4, 2026.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements.

Hamilton Lane Private Secondary Fund
Fund Information (Unaudited) March 31, 2026

The identity of the Trustees and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (888) 882-8212.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS(4) HELD BY TRUSTEE
Gail Susan Ball Birth Year: 1957	Trustee	Since Inception	Owner and Principal, Gail S Ball, LLC (2022 – present); Executive in Residence and Special Program Director of WE Hatch (2020 – 2022)	6	CGHK, LLC (since 2019); Silver Lining Finance (since 2019)
Timothy S. Galbraith Birth Year: 1964	Trustee	Since Inception	Chief Investment Officer and Founder of Innovation Beta (since 2017)	6	N/A
Jeffrey P. Ladouceur Birth Year: 1970	Trustee (Chairman)	Since Inception	Director of SEI Investments (since 2010)	6	N/A
(1)	Unless otherwise noted, the address for each Trustee and Officer is c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212.
(2)	Each Trustee serves an indefinite term, until his or her successor is elected.
(3)	“Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.
(4)

Includes any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

Hamilton Lane Private Secondary Fund
Fund Information (Unaudited) March 31, 2026 (Continued)
INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS(4) HELD BY TRUSTEE
Andrew Schardt(5) Birth Year: 1978	Trustee, Co-President and Co-Principal Executive Officer	Since Inception	Managing Director, Co-Head of Direct Equity Investments (since 2025); Vice Chairman, Head of Investment Strategy and Head of Direct Equity at Hamilton Lane, L.L.C. (2023 – 2025); Managing Director and Global Head of Direct Credit at Hamilton Lane Advisors, L.L.C. (2008 – 2023)	6	N/A
Brian Charles Gildea(5) Birth Year: 1974	Trustee, Co-President and Co-Principal Executive Officer	Since Inception	Managing Director, Head of Evergreen Portfolios at Hamilton Lane Advisors, L.L.C. (since 2009)	6	N/A
Kaylin Liu Birth Year: 1989	Treasurer and Principal Financial Officer	Since July 2025	Head of Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2015)	N/A	N/A
Mary Kate Leonard(6) Birth Year: 1985	Secretary	Since May 2026	Senior Legal Counsel at Hamilton Lane Advisors, L.L.C. (2025-present); Chief Capital Officer at Bel Canto Asset Growth Fund (2023 – 2024); Senior Vice President at Blackstone Inc. (2016 – 2022)	N/A	N/A
Allison Callahan Birth Year: 1981	Assistant Secretary	Since Inception	Evergreen Fund Operations Vice President at Hamilton Lane Advisors, L.L.C. (since 2020)	N/A	N/A

Hamilton Lane Private Secondary Fund
Fund Information (Unaudited) March 31, 2026 (Continued)
INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS(4) HELD BY TRUSTEE
Kristin Jumper Birth Year: 1984	Assistant Secretary	Since Inception

Head of Investment Legal at Hamilton Lane Advisors, L.L.C. (since 2024); Head of Legal – Transactions at Hamilton Lane Advisors, L.L.C. (2021 – 2024); Senior Transactions Counsel at Hamilton Lane Advisors, L.L.C. (2017 – 2021)

				N/A	N/A
Tracy Woodward Birth Year: 1972	Assistant Treasurer	Since July 2025	Fund Controller, Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2017)	N/A	N/A
Gerard Scarpati Birth Year: 1955	Chief Compliance Officer	Since Inception	Compliance Director at Vigilant Compliance, LLC (since 2010)	N/A	N/A
(1)	Unless otherwise noted, the address for each Trustee and Officer is c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212.
(2)	Each Trustee serves an indefinite term, until his or her successor is elected.
(3)	“Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.
(4)

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

(5)	Messrs. Schardt and Gildea are deemed to be interested persons of the Fund because of their affiliations with the Fund’s Adviser.
(6)	Prior to May 8, 2026, Keith Kleinman served as Secretary of the Fund.

Hamilton Lane Private Secondary Fund
Fund Information (Unaudited) March 31, 2026 (Continued)

Tax Information

Pursuant to IRC 852 (b)(3) of the Code, the Fund hereby designates $0 as long-term capital gains distributed during the tax year ended September 30, 2025.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 882-8212 or on the SEC’s website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (888) 882-8212 or by accessing the Fund’s Form N-PX on the Fund’s website at https://www.hamiltonlane.com/en-us/strategies/evergreen-strategies/us-private-wealth/private-secondary-fund or the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. or without charge and upon request by calling the Fund at (888) 882-8212.

Hamilton Lane Private Secondary Fund
Privacy Notice (Unaudited) March 31, 2026

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   Account balances

•   Account transactions

•   Transaction history

•   Wire transfer instructions

•   Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-779-1999

Hamilton Lane Private Secondary Fund
Privacy Notice (Unaudited) March 31, 2026 (Continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make a wire transfer

•   Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Hamilton Lane Advisors, L.L.C.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

Investment Adviser
Hamilton Lane Advisors, L.L.C.
110 Washington St., Ste. 1300
Conshohocken, PA 19428
www.hamiltonlane.com

Custodian

UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent, and Fund Accountant

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor
Distribution Services, LLC

190 Middle Street, Suite 301

Portland, ME 04101

Independent Registered Public Accounting Firm

KPMG LLP
Suite 4000
1735 Market Street
Philadelphia, PA 19103-7501

(b)    Not Applicable.

ITEM 2.    CODE OF ETHICS.

(a)     Hamilton Lane Private Secondary Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)    Not applicable.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)     Not applicable.

(f)     The Registrant has included with this filing a copy of the code of ethics that applies to the Registrant’s principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as Exhibit 19(a)(1).

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The board of trustees of the Registrant (the “Board of Trustees” and each, a “Trustee”) has determined that the Registrant does not have an audit committee financial expert serving on its audit committee (the “Audit Committee”). The Audit Committee is composed of the three Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Registrant, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the Audit Committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the Audit Committee has the authority to retain any experts necessary to carry out its duties.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)     The aggregate fees billed for each of the fiscal period ended March 31, 2025 and the fiscal year ended March 31, 2026 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal period ended March 31, 2025 and the fiscal year ended March 31, 2026 are $160,000 and $212,500, respectively.

Audit-Related Fees

(b)    The aggregate fees billed for each of the fiscal period ended March 31, 2025 and the fiscal year ended March 31, 2026 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

Tax Fees

(c)     The aggregate fees billed for each of the fiscal period ended March 31, 2025 and the fiscal year ended March 31, 2026 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 and $0, respectively.

All Other Fees

(d)    The aggregate fees billed for each of the fiscal period ended March 31, 2025 and the fiscal year ended March 31, 2026 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1) The Audit Committee must pre-approve the audit and non-audit services to be performed by the Registrant’s principal accountant (the “Auditor”) prior to the Auditor’s engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    0%

(c)     0%

(d)    0%

(f)     Not applicable.

(g)    The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to Hamilton Lane Advisors, L.L.C., the Registrant’s investment adviser (“Hamilton Lane” or the “Adviser”) (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant for each of the fiscal period ended March 31, 2025 and the fiscal year ended March 31, 2026 were $0 and $0, respectively.

(h)    The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable.

(j)     Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)     The Consolidated Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form N-CSR.

(b)    Not applicable.

ITEM 7.    FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.  REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.  STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Exhibit B

Hamilton Lane Advisors, LLC
PROXY POLICY AND PROCEDURE

Effective June 2020

Revised June 2024

Revised October 2024

Revised December 2024

Revised September 2025

INTRODUCTION

Hamilton Lane Advisors, L.L.C. (“Hamilton”), acts as the advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Hamilton has adopted the following policies and procedures to provide information on Hamilton’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to Hamilton.

GENERAL GUIDELINES

Hamilton’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. Hamilton considers shareholders1 best economic interests over the long term (i.e. addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

Hamilton has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in Hamilton’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, Hamilton typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, Hamilton may conduct research internally and/or use the resources of an independent research consultant. Hamilton may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

Hamilton acknowledges its responsibility to identify material conflicts of interest related to voting proxies. Hamilton’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or trustee positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with Hamilton, any affiliate or any person associated with Hamilton will be considered only to the extent that Hamilton has actual knowledge of such relationships. Hamilton then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and Hamilton’s interests or the interests of a person affiliated with Hamilton on the other, Hamilton will abstain from making a voting decision and will document the decision and reasoning for doing so.

____________

1        Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. Hamilton may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate Hamilton to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

Hamilton will not discuss with members of the public how they intend to vote on any particular proxy proposal.

ISS PROXYEDGE

Hamilton has entered into a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to Hamilton’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps Hamilton’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors Hamilton’s incoming ballots, performs ballot-to-account reconciliations with Hamilton and its third party providers to help ensure that ISS is receiving all ballots for which Hamilton has voting rights.

ISS provides two options for how proxy ballots are executed:

1.      Implied Consent: ISS executes ballots on Hamilton’s behalf based on policy guidelines chosen at the time Hamilton entered into the relationship with ISS.

2.      Mandatory Signoff: ISS is not permitted to mark or process any ballot on Hamilton’s behalf without first receiving Hamilton’s specific voting instructions via ProxyExchange.

Hamilton has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” Hamilton has the option however to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, Hamilton will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking2 may apply, Hamilton has instructed ISS not to cast a vote on Hamilton’s behalf unless Hamilton provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Hamilton Lane Private Assets Fund (“HLPAF”)

HLPAF invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that HLPAF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLPAF does receive such notices or proxies and ICAF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLPAF lies with Hamilton as HLPAF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLPAF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

____________

2        Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to Hamilton’s custodian banks. Hamilton generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

Hamilton Lane Private Infrastructure Fund (“HLPIF”)

HLPIF invests primarily in Investment Funds. While it is unlikely that HLPIF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLPIF does receive such notices or proxies and HLPIF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLPIF lies with Hamilton as HLPIF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLPIF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

Hamilton Lane Private Secondary Fund (“HLPSF”)

HLPSF invests primarily in Investment Funds. While it is unlikely that HLPSF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLPSF does receive such notices or proxies and HLPSF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLPSF lies with Hamilton as HLPSF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLPSF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

Hamilton Lane Venture Capital and Growth Fund (“HLVCGF”)

HLVCGF invests primarily in Investment Funds. While it is unlikely that HLVCGF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLVCGF does receive such notices or proxies and HLVCGF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLVCGF lies with Hamilton as HLVCGF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLVCGF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

Hamilton Lane Credit Income Fund (“HLCIF”)

HLCIF invests primarily in Investment Funds. While it is unlikely that HLVCGF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLCIF does receive such notices or proxies and HLCIF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLCIF lies with Hamilton as HLCIF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLCIF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

HL SCOPE RIC LLC (“SRIC”)

SRIC invests primarily in the debt of companies in either the primary or secondary market (“Direct Credit Investments”). While it is unlikely that SRIC will receive notices or proxies from Direct Credit Investments (or in connection with any other portfolio securities), to the extent that SRIC does receive such notices or proxies and SRIC has voting interests in such Direct Credit Investments, the responsibility for decisions regarding proxy voting for securities held by SRIC lies with Hamilton as SRIC’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

SRIC will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

The policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a Hamilton portfolio manager only.

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

ITEM 13.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this report, the biographies of certain of the Adviser’s investment professionals having day-to-day portfolio management responsibility to the Fund (the “Portfolio Managers”) are below:

Brian Charles Gildea, Managing Director, Evergreen Portfolio Solutions

Mr. Gildea is a Managing Director, Evergreen Portfolio Solutions at Hamilton Lane, where he also sits on the Investment Committee and Evergreen Portfolio Committee, and serves on the boards of directors of Hamilton Lane’s U.S. registered funds and global evergreen funds. Mr. Gildea has more than 25 years of private markets investment experience spanning asset classes and strategies and plays a senior leadership role in our global evergreen business. Mr. Gildea joined Hamilton Lane in 2009 and has previously held senior leadership roles across investment and portfolio management activities, including Head of Evergreen Portfolios, Global Head of Investments, and, prior to that, Global Head of Co-Investments.

Prior to joining Hamilton Lane, he was a General Partner at Bear Stearns Merchant Banking, and prior to that, at Freeman Spogli & Co. Mr. Gildea began his career as a Financial Analyst in the Mergers & Acquisitions Group at Salomon Brothers Inc.

He received a B.S. in Business Administration from Georgetown University. Brian is an Executive Director on the Board of Financial Scholars, a non-profit organization focused on financial empowerment education.

Richard Hope, Co-Head of Investments

Mr. Hope is the Co-Head of Investments and Head of Europe, the Middle East and Africa (EMEA). In his role as Co-Head of Investments, he has broad leadership and management responsibilities across the global investment platform. He also heads the London office and sits on the Portfolio Management Group Committee and Evergreen Portfolio Committee. Mr. Hope serves as a member of the Investment Committee and represents Hamilton Lane on several fund advisory boards.

Prior to joining Hamilton Lane in 2011, Mr. Hope worked as a Director with Alliance Trust Equity Partners, where he helped establish a private equity fund investment business together with making a number of direct investments.

Previously, Mr. Hope worked in the U.K. at Noble Group, where he was responsible for making and managing venture and growth capital investments.

Mr. Hope received his B.Com. from University of Edinburgh.

Andrew (Drew) Schardt, Co-Head of Direct Equity Investments

In his role as Co-Head of Direct Equity Investments, Mr. Schardt oversees the entirety of the direct equity platform, including strategy implementation, broader team management and all associated investment activities. Mr. Schardt has held a number of senior investment roles during his time at the firm, most recently as Co-Head of Investments and Co-Head of Direct Credit.

Prior to joining Hamilton Lane in 2008, Mr. Schardt focused on principal investing and advisory activities while at TCG Advisors, an Aerospace & Defense-focused merchant bank. Previously, he held positions with Holberg, Inc., a diversified private holding company, and began his career in investment banking at Banc of America Securities.

Mr. Schardt received an M.B.A from the Fuqua School of Business at Duke University and a B.S. in Economics from Cornell University.

Thomas Kerr, Managing Director, Co-Head of Investments, Co-Head of Secondary Investments

Mr. Kerr is a Managing Director and serves as both the Co-Head of Investments and Co-Head of Secondaries. As Co-Head of Investments, Mr. Kerr is responsible for the strategic direction and oversight of each of Hamilton Lane’s investment platforms, and sits on a number of the firm’s Investment Committees. In addition, Mr. Kerr is responsible for the management of the Secondary Investment platform, where he is active in secondary deal sourcing and execution. Mr. Kerr is also a member of the firm’s Technology Committee, where he helps coordinate the firm’s dedication to tech-enablement and the digitization of private markets.

Mr. Kerr began his career at Hamilton Lane in 1999 and most recently was a member of the Fund Investment & Managed Solutions Team, where he was responsible for due diligence of primary fund investment opportunities. Prior to this, Mr. Kerr was responsible for the coordination and management of the firms client relationship activities. Prior to joining Hamilton Lane, Mr. Kerr spent two years at BISYS Plan Services, where he was responsible for the investment activities of institutional defined benefit plans.

Mr. Kerr received an M.B.A. from Saint Joseph’s University and a B.S. in Finance from Rider University.

Jacqueline Rantanen, Managing Director, Evergreen Portfolio Solutions

Ms. Rantanen is a Managing Director, Evergreen Portfolio Solutions at Hamilton Lane, where she also sits on the Investment Committee and Evergreen Portfolio Committee. Jackie has more than 25 years of private markets investment experience spanning asset classes and strategies and plays a senior leadership role in our global evergreen business team.

Ms. Rantanen began her career with Hamilton Lane on the Fund Investment & Managed Solutions team. She has held roles in Relationship Management, Public Relations, Marketing teams, and previously led the global Product team. Prior to joining Hamilton Lane in 1997, Ms. Rantanen was a Corporate Finance Analyst for Comcast Corporation. Previously, she was a member of the Chemical Division’s Financial Analysis Department for Sunoco, Inc.

Ms. Rantanen received an M.B.A. from Villanova University and a B.S. from Drexel University.

Mario Giannini, Executive Co-Chairman

Mr. Giannini has served as Hamilton Lane’s Executive Co-Chairman since January 2024. He also serves on various investment committees of Hamilton Lane. Previously, he served as Hamilton Lane’s Chief Executive Officer for 22 years from 2001 to 2023, and he served on Hamilton Lane’s board of directors from the time of our initial public offering in 2017 through September 2025.

Prior to joining the firm in 1993, he served as Executive Vice President and General Counsel of Industrial Valley Title Insurance Company from 1989 to 1992, Deputy General Counsel of Fidelity Bank in Philadelphia from 1984 to 1989 and Senior Attorney at Continental Illinois Bank in Chicago from 1979 to 1983. Mario served on the board of Ownership Works, a nonprofit organization that works with companies and investors to provide all employees with the opportunity to build wealth through equity from 2022 to 2024.

He received a B.A. from California State University, Northridge, a J.D. from Boston College and a Master of Laws degree from the University of Virginia. He is a former member of the state bars of California and Illinois.

Stephen Brennan, Evergreen Portfolio Solutions

Mr. Brennan is a Managing Director, Evergreen Portfolio Solutions at Hamilton Lane, where he also sits on the Investment Committee and Evergreen Portfolio Committee. Mr. Brennan has more than 25 years of private markets investment experience spanning asset classes and strategies and plays a senior leadership role in our global evergreen business.

Mr. Brennan has held numerous leadership roles at Hamilton Lane, most recently serving as Head of Private Wealth Solutions. Prior to joining Hamilton Lane in 2002, Steve was an Associate at Goldman Sachs within GSAM and an Analyst in Custody Services at BNY.

Mr. Brennan received an M.B.A. from Fordham University and a B.B.A. from Loyola University Maryland.

Bryan Jenkins, Managing Director, Head of Portfolio Strategy & Research

Mr. Jenkins is a Managing Director and Co-Head of the Portfolio Management Group, where he oversees portfolio strategy, quantitative research, risk assessment, and the development of Hamilton Lane’s proprietary data and analytics. Mr. Jenkins chairs the Portfolio Management Committee and is a member of the firm’s Evergreen Portfolio Committee. He is also a member of the BVCA’s Research Advisory Group.

Mr. Jenkins began his career at Hamilton Lane in 2012 and has previously held roles on the firm’s Research and Private Markets Analytics teams.

Mr. Jenkins received a B.S. in Computer Engineering from Drexel University.

Juan Delgado-Moreira, Co-Chief Executive Officer

Mr. Delgado-Moreira is Co-Chief Executive Officer based in the Hong Kong office. In this role, he oversees the firm’s global sales efforts and client service organization. He also serves on the firm’s Investment Committees as well as the Board of Directors.

Previously, Mr. Delgado-Moreira was a Vice Chairman responsible for Asian investment activities and client relationships. Prior to joining Hamilton Lane in 2005, Mr. Delgado-Moreira was an Investment Manager at Baring Private Equity Partners Ltd. in London, where he focused on mid-market private equity in Europe.

Previously, Mr. Delgado-Moreira held senior research positions at U.K. institutions such as the University of Essex and was a lecturer and Fulbright Scholar at Stanford University. Mr. Delgado-Moreira began his career as an analyst in Madrid at the SEPI (formerly known as lnstituto Nacional de Industria).

Mr. Delgado-Moreira received a Ph.D. in Research Methods and Statistics and a B.A. in Political Science and Sociology from the Universidad Complutense de Madrid, Spain. He is a Chartered Financial Analyst and a member of the CFA Institute.

Erik Hirsch, Co-Chief Executive Officer

Mr. Hirsch is Co-Chief Executive Officer. In this role, he is responsible for the firm’s strategic direction, operations and management. Mr. Hirsch serves on the Investment Committees as well as Hamilton Lane Incorporated’s board of directors.

On behalf of Hamilton Lane, Mr. Hirsch is a board member of Novata, a public benefit corporation designed to collect, analyze, benchmark and report relevant environmental, social and governance data on behalf of private companies. Hamilton Lane is a founding partner of Novata.

Additionally, Mr. Hirsch serves as a strategic advisor to Tifin, a platform that conceives, creates and operates fintech companies in the areas of wealth management, investments and personal finance. Hamilton Lane is a strategic investor in Tifin.

Mr. Hirsch appears regularly as a financial markets expert on television, podcasts and across print media. Additionally, he is a regular lecturer at the Wharton Business School of the University of Pennsylvania. Prior to joining Hamilton Lane in 1999, Mr. Hirsch was a corporate investment banker in the Mergers & Acquisitions department of Brown Brothers Harriman & Co. He began his career as a municipal financial consultant with Public Financial Management (PFM). At PFM, Mr. Hirsch specialized in asset securitization, sport stadium financings and strategic consulting.

Mr. Hirsch is the Chairman and a trustee of the University of Virginia’s College Foundation, and serves on the board of the Philadelphia 76ers Youth Foundation.

Brent Burnett, Managing Director, Head of Infrastructure and Real Assets

Mr. Burnett is a Managing Director and the Global Head of Infrastructure and Real Assets at Hamilton Lane. He is based in Portland, Oregon, and is a member of the Investment Committee, the Valuation Committee, the Responsible Investment Committee and the Evergreen Portfolio Management Committee at the firm.

In his role, Mr. Burnett oversees the global infrastructure investment activities for Hamilton Lane’s commingled funds and managed accounts investing across infrastructure funds, direct assets and secondary investments.

Prior to Hamilton Lane, Mr. Burnett was one of two Principal owners and a Managing Director of Real Asset Portfolio Management, where he led all infrastructure investment activities at the firm. Mr. Burnett co-led the sale of Real Asset Portfolio Management to Hamilton Lane in 2017. Prior to Real Asset Portfolio Management, Mr. Burnett held principal investing and advisory roles at CBRE, RVK Inc., FLAG Capital and the Monitor Group.

Mr. Burnett represents Hamilton Lane on company and fund advisory boards.

Mr. Burnett received a B.S. in Accounting and a B.A. in Economics from Brigham Young University.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Manager(s)
(As of March 31, 2026)

Other Accounts Managed by the Portfolio Managers(1)
Name	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Mario Giannini	2 accounts, $1,277,000,104	31 accounts, $9,408,761,631	30 accounts, $10,343,000,000	2 accounts, $6,048,876,985	37 accounts, $21,470,054,896	13 accounts, $2,010,000,000
Juan Delgado-Moreira	2 accounts, $1,277,000,104	36 accounts, $9,913,433,853	34 accounts, $11,968,000,000	2 accounts, $6,048,876,985	49 accounts, $24,629,276,529	13 accounts, $2,010,000,000
Brian Charles Gildea	2 accounts, $1,277,000,104	9 accounts, $3,672,995,332	1 account, $125,000,000	2 accounts, $6,048,876,985	32 accounts, $20,637,424,086	5 accounts, $1,185,000,000
Thomas Kerr	2 accounts, $1,277,000,104	17 accounts, $4,912,595,838	12 accounts, $8,006,000,000	2 accounts, $6,048,876,985	47 accounts, $25,183,199,935	6 accounts, $1,285,000,000
Richard Hope	2 accounts, $1,277,000,104	18 accounts, $5,444,752,404	9 accounts, $6,022,000,000	2 accounts, $6,048,876,985	47 accounts, $29,729,147,007	7 accounts, $1,435,000,000
Andrew Schardt	2 accounts, $1,277,000,104	20 accounts, $5,595,267,555	12 accounts, $8,006,000,000	2 accounts, $6,048,876,985	46 accounts, $24,405,226,061	7 accounts, $1,435,000,000
Bryan Jenkins	2 accounts, $1,277,000,104	3 accounts, $2,135,604,539	Zero accounts	2 accounts, $6,048,876,985	5 accounts, $7,780,119,397	Zero accounts
Jacqueline Rantanen	2 accounts, $1,277,000,104	29 accounts, $9,208,246,480	30 accounts, $10,343,000,000	2 accounts, $6,048,876,985	22 accounts, $12,632,809,989	13 accounts, $1,985,000,000
Stephen Brennan	2 accounts, $1,277,000,104	29 accounts, $9,208,246,480	30 accounts, $10,343,000,000	2 accounts, $6,048,876,985	22 accounts, $12,632,809,989	13 accounts, $1,985,000,000
Erik Hirsch	2 accounts, $1,277,000,104	34 accounts, $9,823,183,853	32 accounts, $11,538,000,000	2 accounts, $6,048,876,985	43 accounts, $27,195,315,663	13 accounts, $2,010,000,000
Brent Burnett	2 accounts, $1,277,000,104	31 accounts, $9,298,496,480	34 accounts, $11,968,000,000	2 accounts, $6,048,876,985	35 accounts, $16,511,637,706	13 accounts, $1,985,000,000

(1) Investing amounts are determined based upon accounts of currently investing capital overseen by the investment committees that the above referenced portfolio managers are a member of. Other Pooled Investments include Commingled Funds and Fund of One accounts. Other Accounts include separately managed accounts.

The figures noted above represent the current commitment amounts of discretionary accounts overseen by the various Hamilton Lane Investment Committees of which the above noted individuals are members. This does not include the value of accounts that are no longer making investments/not in their investment period.

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager

A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

(a)(4) Disclosure of Securities Ownership

Investment Committee Ownership of Securities in the Fund

Name of Investment Committee Member	Dollar Range of Securities Beneficially Owned by Investment Committee Team Member (As of March 31, 2026)
Mario Giannini	None
Brian Gildea	Over $1,000,000
Richard Hope	None
Andrew Schardt	$500,001 – $1,000,000
Thomas Kerr	None
Jacqueline Rantanen	None
Stephen Brennan	None
Bryan Jenkins	None
Juan Delgado-Moreira	None
Erik Hirsch	None
Brent Burnett	None

(b)    Not applicable.

ITEM 14.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 16.  CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17.  DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)     Not applicable.

(b)    Not applicable.

ITEM 18.  RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)     Not applicable.

(b)    Not applicable.

ITEM 19.  EXHIBITS.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.
(a)(2)	Not applicable.
(a)(3)

Certifications for each principal executive and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Hamilton Lane Private Secondary Fund
By (Signature and Title)*	/s/ Andrew Schardt
Andrew Schardt, Co-President
(Co-Principal Executive Officer)
Date	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Andrew Schardt
Andrew Schardt, Co-President
(Co-Principal Executive Officer)
Date	June 9, 2026
By (Signature and Title)*	/s/ Kaylin Liu
Kaylin Liu, Treasurer
(Principal Financial Officer)
Date	June 9, 2026

____________

*        Print the name and title of each signing officer under his or her signature.